Exhibit 23.5

ArcelorMittal Mining Canada G.P.

CONSENT OF QUALIFIED PERSON

Re:      Registration statement on Form F-3

I, Melanie Bolduc, an employee of ArcelorMittal, in connection with the registration statement on Form F-3 of ArcelorMittal (the “Registration Statement”):

a)	consent to the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement, concerning the mineral resource estimates for Mont-Wright and Fire Lake mines and Mont-Reed deposit presented in ArcelorMittal’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “2023 20-F”); and

b)	consent to the incorporation by reference of the 2023 20-F into the Registration Statement (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, the mineral resource estimates for Mont-Wright and Fire Lake mines and Mont-Reed deposit included in the 2023 20-F.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: March 4, 2024

/s/ Melanie Bolduc
Melanie Bolduc, P.Eng.
General Manager, Long Term Planning and Technical Services,
ArcelorMittal Mining Canada G.P.
Ordre des ingénieurs du Québec (121990)

ArcelorMittal Mining Canada G.P.

CONSENT OF QUALIFIED PERSON

Re:      Registration statement on Form F-3

I, Celso Reis, an employee of ArcelorMittal, in connection with the registration statement on Form  F-3 of ArcelorMittal (the “Registration Statement”):

a)	consent to the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement, concerning mineral reserves estimates for Mont-Wright and Fire Lake mines presented in ArcelorMittal’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “2023 20-F”); and

b)	consent to the incorporation by reference of the 2023 20-F into the Registration Statement (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, mineral reserves estimates for Mont-Wright and Fire Lake mines included in the 2023 20-F.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: March 4, 2024

/s/ Celso Reis
Celso Reis,
Expert - Mine Planning and Performance, ArcelorMittal Mining Canada G.P.
MAusIMM (CP)